SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2004
                                                 (October 14, 2003)
Commission file number 000-27917


                          IPVOICE COMMUNICATIONS, INC.
                     -------------------------------------
        (Exact name of Small Business Issuer as Specified in Its Charter)


  NEVADA                                                    65-0729900
------------------------------                  ------------------------------
(State or other Jurisdiction of                 (I.R.S. Employer
Incorporation or Organization)                              Identification No.)

                         14860 Montfort Drive, Suite 210
                               Dallas, Texas 75254
                     -------------------------------------
                    (Address of Principal Executive Offices)

                                 (972) 386-3372
                     -------------------------------------
                (Issuer's Telephone Number, Including Area Code)

                                    No Change
                     -------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

                       Not applicable

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

Filed herewith are the financial statements and pro forma financial information required to be filed by Item 7 of Form 8-K in connection with the the Acquisition Agreement entered into by IPVoice Communications, Inc., and Infotel Technologies. Pte. Ltd of Singapore. as reported in the Current Report on Form 8-K, filed with the Commission on October 14, 2003, to which this Amendment No. 1 relates: Item 7. Financial Statements and Exhibits

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

                       NOT APLLICABLE

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                       Not applicable

ITEM 5.  OTHER EVENTS

                       Not applicable

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

                       Not applicable

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial statements of business acquired.

          (1) Financial statements of Infotel Technologies, (PTE), Ltd. are attached hereto. (Financials Statements start on Page F-1)




                [Balance of this page intentionally left blank.]

                          INDEX TO FINANCIAL STATEMENTS


Independent Auditors Report..................................................F-2

Consolidated Balance Sheet...................................................F-3

Consolidated Statements of Operations........................................F-4

Consolidated Statements of Stockholders' Equity..............................F-5

Consolidated Statements of Cash Flows........................................F-6

Notes to Consolidated Financial Statements...................................F-7

                          INDEPENDENT AUDITORS' REPORT


The Board of Directors and Stockholder
Infotel Technologies, (PTE), Ltd.

We have audited the accompanying balance sheets of Infotel Technologies, (PTE), Ltd., (the "Company") as of September 30, 2003 and 2002 and the related statements of operations, stockholders' equity (deficiency) and cash flows for each of the two years in the period ended September 30, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of September 30, 2003 and 2002 and the results of its operations and its cash flows for each of the two years in the period ended September 31, 2003, in conformity with U.S. generally accepted accounting principles.



/s/ Durland & Company, CPAs, P.A.
Durland & Company, CPAs, P.A.
Palm Beach, Florida
March 2, 2004

                        Infotel Technologies, (PTE), Ltd.
                                  Balance Sheet
                                  September 30,


                                    ASSETS                                           2003                2002
                                                                              ------------------ --------------------
CURRENT ASSETS
   Cash                                                                       $          199,165 $            990,495
   Restricted cash                                                                       182,179              116,916
   Accounts receivable, net of allowance of $15,267 and $160,394, respectively           469,658            2,285,783
   Contract work in progress                                                                   0                9,386
   Inventory                                                                             180,108              450,222
   Prepaid expenses and deposits                                                          41,922              109,027
                                                                              ------------------ --------------------

          Total current assets                                                         1,073,032            3,961,829
                                                                              ------------------ --------------------

PROPERTY AND EQUIPMENT
   Fixed assets                                                                        1,184,922            1,288,100
   Less: Accumulated depreciation                                                     (1,044,181)          (1,056,107)
                                                                              ------------------ --------------------

          Total property and equipment                                                   140,741              231,993
                                                                              ------------------ --------------------

OTHER ASSETS
   Software code                                                                       5,064,651            4,926,421
   Due from former parent company                                                              0              200,113
                                                                              ------------------ --------------------

          Total other assets                                                           5,064,651            5,126,534
                                                                              ------------------ --------------------

Total Assets                                                                  $        6,278,424 $          9,320,356
                                                                              ================== ====================

              LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)
CURRENT LIABILITIES
   Accounts payable                                                           $          484,990 $          2,279,279
   Accrued expenses                                                                      325,895              445,129
   Deferred revenue                                                                            0              323,286
   Customer deposits                                                                           0               26,011
   Income taxes payable                                                                  236,877              223,752
   Payable to affiliates                                                                   6,957                6,952
   Reserve for warranty expense                                                                0               40,456
   Payable to former parent company                                                       31,770              640,544
                                                                              ------------------ --------------------

          Total current liabilities                                                    1,086,489            3,985,409
                                                                              ------------------ --------------------

LONG-TERM LIABILITIES
   Deferred income taxes payable                                                          34,134               33,202
                                                                              ------------------ --------------------

          Total long-term liabilities                                                     34,134               33,202
                                                                              ------------------ --------------------

Total Liabilities                                                                      1,120,623            4,018,611
                                                                              ------------------ --------------------

STOCKHOLDERS' EQUITY
   Common stock, $0.612 par value, authorized 500,000 shares; 500,000
       issued and outstanding shares                                                     306,000              306,000
   Accumulated comprehensive income (loss)                                              (235,011)            (379,667)
   Retained earnings                                                                   5,086,812            5,375,412
                                                                              ------------------ --------------------

          Total stockholders' equity                                                   5,157,801            5,301,745
                                                                              ------------------ --------------------

Total Liabilities and  Stockholders' Equity                                   $        6,278,424 $          9,320,356
                                                                              ================== ====================








     The accompanying notes are an integral part of the financial statements

                        Infotel Technologies, (PTE), Ltd.
                            Statements of Operations
                            Years Ended September 30,


                                                                                      2003                2002
                                                                              -------------------- ------------------
REVENUES
   Net sales                                                                  $          6,070,281 $        9,841,238
   Less: Cost of sales                                                                   4,484,819          7,152,555
                                                                              -------------------- ------------------

         Gross margin                                                                    1,585,462          2,688,683

OPERATING EXPENSES:
   Compensation                                                                            942,188          1,616,302
   Sales and marketing                                                                     124,340            172,540
   General and administrative expenses                                                     209,592            233,749
   Depreciation and amortization                                                           271,262            163,933
                                                                              -------------------- ------------------

          Total expenses                                                                 1,547,382          2,186,524
                                                                              -------------------- ------------------

Income (loss) from operations                                                               38,080            502,159
                                                                              -------------------- ------------------
OTHER INCOME (EXPENSE):
   Interest income                                                                           5,315             48,294
   Interest expense                                                                              0               (226)
   Other expense                                                                          (170,716)                 0
   Foreign currency transaction gain (loss)                                                (33,203)           200,306
   Write-off of inventory                                                                 (181,527)          (151,279)
   Recoup warranty expense                                                                       0             24,300
   Recoup bad debts previously written off                                                  31,185                  0
   Gain (loss) on sale of fixed assets                                                      22,266              5,818
                                                                              -------------------- ------------------

          Total other income (expense)                                                    (326,680)           127,213
                                                                              -------------------- ------------------

Net income (loss) before income taxes                                                     (288,600)           629,372

    Income taxes                                                                                 0            138,510
                                                                              -------------------- ------------------

Net income (loss)                                                                         (288,600)           490,862

Other comprehensive income (loss)
     Foreign currency translation gain (loss)                                              144,656            (24,669)
                                                                              -------------------- ------------------

Comprehensive income (loss)                                                   $           (143,944)$          466,193
                                                                              ==================== ==================

Income (loss) per weighted average common share                               $              (0.58)$             0.98
                                                                              ==================== ==================

Number of weighted average common shares outstanding                                       500,000            500,000
                                                                              ==================== ==================




     The accompanying notes are an integral part of the financial statements

                        Infotel Technologies, (PTE), Ltd.
                 Consolidated Statements of Stockholders' Equity






                                                                                           Accumulated          Total
                                             Number                                       Comprehensive     Stockholders'
                                               of            Par          Retained            Income            Equity
                                             Shares         Value         Earnings            (Loss)         (Deficiency)
                                          ------------   ------------  --------------    ----------------   --------------

BEGINNING BALANCE, October 31, 2001            500,000   $    306,000  $    4,884,550           (354,998)   $    4,835,552

   Other comprehensive income (loss)                 0              0               0            (24,669)          (24,669)
   Net income                                        0              0         490,862                   0          490,862
                                          ------------   ------------  --------------    ----------------   --------------

BALANCE,  September 30, 2002                   500,000        306,000       5,375,412           (379,667)        5,301,745

   Other comprehensive income (loss)                 0              0               0             144,656          144,656
   Net income (loss)                                 0              0        (288,600)                  0         (288,600)
                                          ------------   ------------  --------------    ----------------   --------------
ENDING BALANCE, September 30, 2003             500,000   $    306,000  $    5,086,812          $(235,011)   $    5,157,801
                                          ============   ============  ==============    ================   ==============





















     The accompanying notes are an integral part of the financial statements

                        Infotel Technologies, (PTE), Ltd.
                            Statements of Cash Flows
                             Years Ended October 31,


                                                                                       2003             2002
                                                                                 ---------------- -----------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)                                                                $       (288,600)$         490,862
Adjustments to reconcile net loss to net cash used by operating activities:
   Depreciation                                                                           271,262           163,933
   Inventory write-off                                                                    181,527           151,279
   Recoup warranty expense                                                                      0           (24,300)
   Bad debt expense                                                                             0                 0
   Gain (loss) on sale of fixed assets                                                    (22,266)           (5,818)
Changes in operating assets and liabilities:
   (Increase) decrease in accounts receivable                                           2,001,405          (293,179)
   (Increase) decrease in inventory                                                        97,253            81,922
   (Increase) decrease in work in progress                                                  9,514            (9,241)
   (Increase) decrease in due from former parent company                                        0        (1,878,933)
   (Increase) decrease in deposits and other assets                                        69,180            (7,459)
   Increase (decrease) in accounts payable                                             (1,832,166)           57,007
   Increase (decrease) in deferred revenue                                               (327,694)           42,322
   Increase (decrease) in customer deposits                                               (26,365)          (79,209)
   Increase (decrease) in accrued expenses                                               (129,875)          (46,076)
   Increase (decrease) in income taxes payable                                              6,751           (74,870)
   Increase (decrease) in payable to affiliates                                              (188)                0
   Increase (decrease) in payable to former parent company                               (617,952)                0
   Increase (decrease) in reserve for warranty expense                                    (41,008)                0
   Increase (decrease) in                                                                       0                 0
                                                                                 ---------------- -----------------

Net cash used by operating activities                                                    (649,222)       (1,431,760)
                                                                                 ---------------- -----------------
CASH FLOWS FROM INVESTING ACTIVITIES:
   Proceeds from sale of fixed assets                                                     137,366            38,466
                                                                                 ---------------- -----------------

Net cash used by investing activities                                                     137,366            38,466
                                                                                 ---------------- -----------------
CASH FLOWS FROM FINANCING ACTIVITIES:
   None                                                                                         0                 0
                                                                                 ---------------- -----------------

Net cash provided by financing activities                                                       0                 0
                                                                                 ---------------- -----------------

Effect of exchange rates on cash                                                         (214,211)         (665,442)
                                                                                 ---------------- -----------------

Net increase (decrease) in cash and equivalent                                           (726,067)       (2,058,736)
                                                                                 ---------------- -----------------

CASH, beginning of period                                                               1,107,411         3,169,612
                                                                                 ---------------- -----------------

CASH, end of period                                                              $        381,344 $       1,110,876
                                                                                 ================ =================
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
   Interest paid in cash                                                         $              0 $             226
                                                                                 ================ =================
   Income taxes paid in cash                                                     $        138,510 $         251,625
                                                                                 ================ =================
Non-Cash Financing Activities:
   Software code received from former parent company in lieu of receivable       $              0 $       4,850,202
                                                                                 ================ =================





     The accompanying notes are an integral part of the financial statements

                        Infotel Technologies, (PTE), Ltd.
                          Notes to Financial Statements

(1)  Summary of Significant Accounting Principles
     The Company Infotel Technologies, (PTE), Ltd., (the "Company"), is a Singapore corporation which conducts business from its headquarters in Singapore. The Company was incorporated on October 21, 1983 as Green Trading, (PTE), Ltd. and changed its name to Infotel Technologies, (PTE), Ltd. On March 27, 1984. The Company is principally involved in the distribution and sale of electronic products and providing computer network and systems technology services to customers. The following summarize the more significant accounting and reporting policies and practices of the
     Company:

     a) Use of estimates The financial statements have been prepared in conformity with accounting principles generally accepted in the United States. In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the statements of financial condition and revenues and expenses for the year then ended. Actual results may differ significantly from those estimates.

     b) Net income (loss) per share Basic net income (loss) per weighted average common share is computed by dividing the net income (loss) by the weighted average number of common shares outstanding during the period. There are no dilutive or anti-dilutive securities of the Company outstanding.

     c) Property and equipment All property and equipment is recorded at cost and depreciated over their estimated useful lives, using the straight-line method, generally three, four or five years. Upon sale or retirement, the costs and related accumulated depreciation are eliminated from their respective accounts, and the resulting gain or loss is included in the results of operations. Repairs and maintenance charges, which do not increase the useful lives of the assets, are charged to operations as incurred.

     d) Software code In 2002, the Company's then parent corporation elected to transfer to the Company all its rights, title and ownership interests in a software program, which had been marketed sucessfully in lieu of payment of its inter-company balance. This software program code had a book value of 8,754,250 Singapore dollars at the time of transfer, or approximately $4,926,000. The Company has been evaluating how to best market this program in Asia, and intends to begin such marketing shortly.

     e) Revenue recognition The Company provides consulting, computer programming services and hardware to its customers, which represent a wide variety of industries throughout Asia. Revenue is recognized as services and/or hardware are provided and billed to the customers. Revenue for long-term projects is recognized using the percentage-of-completion method by reference to actual physical progress on each contract.

     f) Cash and equivalents The company considers investments with an initial maturity of three months or less as cash equivalents. Restricted cash is a short-term time deposit placed to secure the banking facilities for the Company.

     g) Contract work in progress Contract work in progress consists of uncompleted contracts. It is stated at cost plus attributable profit less anticipated losses and progress billings.

                        Infotel Technologies, (PTE), Ltd.
                          Notes to Financial Statements

(1)  Summary of Significant Accounting Principles, continued
     h) Foreign currency transaction and translation gains (losses) The Company is located in Singapore. The functional currency of the Company is the Singapore Dollar. The Company records a transaction gain or loss at the time of receipt of payment consisting of the difference between the amount of Singapore Dollars billed and the amount of Singapore Dollars the foreign currency payment is converted into. As the Company was a subsidiary of a US public company, and now is again, the Company's reporting currency is the US Dollar. The Company translated the income statement items using the average exchange rate for the period and balance sheet items using the end of period exchange rate, except for equity items, which are translated at historical rates, in accordance with SFAS 52.

     i) Warranty provision The Company recognizes the estimated liability on all products still under warranty at balance sheet date. This provision is calculated based onthe Company's historical experience.

     j) Inventory provision The Company recognizes the loss of value of equipment and components held as inventory as the equipment and components become obsolete or near obsolete, which in this industry can happen very rapidly.

     k) Fair value of financial instruments The carrying amounts of the financial assets and liabilities of the Company approximate their fair value. This includes cash, accounts receivable and payable and other receivables and payables. The Company evaluates the fair value at each balance sheet reporting date and establishes reserves when necessary..

(2) Stockholders' Equity The Company has authorized 500,000 shares of $0.612 (1.00 Singapore Dollar) par value common stock. The Company had 500,000 shares of common stock issued and outstanding at September 30, 2003 and 2002, respectively.

(3) Income Taxes Deferred income taxes (benefits) are provided for certain income and expenses which are recognized in different periods for tax and financial reporting purposes. The Company had a net deferred income tax liability at September 30, 2003 and 2002, as a result of book tax depreciation differences. The amount recorded as a deferred tax liability at September 30, 2003, is $34,100, which represents these differences. The significant components of the net deferred tax liability as of September 30, 2003 are:


Net book-tax depreciation differences           $              34,100
                                                ---------------------
Valuation allowance                                                 0
                                                ---------------------
Net deferred tax liability                      $              34,100
                                                =====================

(4)  Commitment and Contingencies
     a) Leases At September 30, 2002, the Company was obligated under a financing lease in the amount of 13,588 Singapore Dollars, or approximately $7,700, which terminated during fiscal 2003. At September 30, 2003, the Company was not obligated under any financing or operating lease.

(5)  Subsequent events
     a) Change of Control In October 2003, the Company entered into a tri-party Purchase Agreement whereby ownership of the Company changed hands from the creditors of the Company's former parent company to IPVoice Communications, Inc., a Dallas, Texas based public company.

     (b) Pro forma financial information.

          (1) Pro forma financial information regarding the Reorganization are attached hereto. (Pro forma financials start on Page Proforma-1)


                     INDEX TO PROFORMA FINANCIAL STATEMENTS





Proforma Consolidated Balance Sheet...................................Proforma-2

Proforma Consolidated Statements of Operations........................Proforma-3

Notes to Proforma Consolidated  Financial Statement...................Proforma-4






















                                       Proforma-1

                          IPVoice Communications, Inc.
                       Proforma Consolidated Balance Sheet
                                   (Unaudited)
                                December 31, 2003


                                                          IPVoice          Infotel
                                                      Communications,   Technologies,        Proforma          Proforma
                                                           Inc.          (PTE), Ltd.        Adjustments      Consolidated
                                                     ----------------- ----------------  ----------------- ----------------
                       ASSETS
CURRENT ASSETS
   Cash                                              $       1,632,083 $        381,344                    $      2,013,427
   Accounts receivable                                         257,437          469,658                             727,095
   Inventory                                                         0          180,108
   Deposits and other current assets                            32,394           41,922                              74,316
                                                     ----------------- ----------------                    ----------------

          Total current assets                               1,921,914        1,073,032                           2,994,946
                                                     ----------------- ----------------                    ----------------

PROPERTY, PLANT AND EQUIPMENT
   (Net of accumulated depreciation)                             3,365          140,741                             144,106
                                                     ----------------- ----------------                    ----------------

          Total property, plant and equipment                    3,365          140,741                             144,106
                                                     ----------------- ----------------                    ----------------

OTHER ASSETS
   Notes receivable                                            759,000                0                             759,000
   Investment in subsidiary                                  4,000,000                0 a]      (4,000,000)               0
   Goodwill                                                  2,755,757                0 a]      (1,258,494)       1,497,263
   Intangible property                                          65,440                0                              65,440
   Software code                                                     0        5,064,651                           5,064,651
                                                     ----------------- ----------------                    ----------------

          Total other assets                                 7,580,197        5,064,651                           7,386,354
                                                     ----------------- ----------------                    ----------------

Total Assets                                         $       9,505,476        6,278,424                    $     10,525,406
                                                     ================= ================                    ================

        LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
   Accounts payable                                  $          56,177 $        484,900                    $        541,077
   Accrued expenses                                            158,411          325,985                             484,396
   Short-term line of credit                                   447,823                0                             447,823
   Income taxes payable                                              0          236,877                             236,877
   Payable to affiliates                                             0            6,957                               6,957
   Payable to former parent company                                  0           31,770                              31,770
                                                     ----------------- ----------------                    ----------------

          Total current liabilities                            662,411        1,086,489                           1,748,900
                                                     ----------------- ----------------                    ----------------

LONG-TERM LIABILITIES
   Notes payable                                             3,800,000                0                           3,800,000
   Deferred income taxes payable                                     0           34,134                              34,134
                                                     ----------------- ----------------                    ----------------
                                                             3,800,000           34,134                           3,834,134
                                                     ----------------- ----------------                    ----------------

Total Liabilities                                            4,462,411        1,120,623                           5,583,034
                                                     ----------------- ----------------                    ----------------

Minority interest in consolidated subsidiary                   100,693                0                             100,693
                                                     ----------------- ----------------                    ----------------

STOCKHOLDERS' EQUITY
   Preferred stock, $.0001 par value and N/A,
     respectively; 10,000,000 and N/A shares
     authorized; 4,103 and N/A
     shares outstanding                                              4                0                                   4
   Common stock, $.0001 and $0.612 par value,
     100,000,000 and 500,000 shares authorized;
     50,934,786 and 500,000 shares outstanding,
     respectively                                               50,935          306,000 a]        (306,000)          50,935
   Additional paid-in capital                               15,202,578                0                          15,202,578
   Accumulated comprehensive income (loss)                           0         (235,011 a]         235,011                0
   Retained earnings (deficit)                             (10,311,145)       5,086,812 a]      (5,086,812)     (10,311,145)
                                                     ----------------- ----------------                    ----------------

          Total stockholders' equity                         4,942,372        5,157,801                           4,942,372
                                                     ----------------- ----------------                    ----------------

Total Liabilities and  Stockholders' Equity          $       9,404,783 $      6,278,424                    $     10,525,406
                                                     ================= ================                    ================


The accompanying notes are an integral part of the proforma financial statements


                                       Proforma-2

                          IPVoice Communications, Inc.
                 Proforma Consolidated Statements of Operations
                                   (Unaudited)
                                December 31, 2003



                                                             IPVoice          Infotel
                                                         Communications,   Technologies,     Proforma       Proforma
                                                              Inc.          (PTE), Ltd.    Adjustments    Consolidated
                                                        ----------------- --------------- -------------------------------
REVENUES
   Sales                                                $       2,346,945 $     6,070,281               $       8,417,226
                                                        ----------------- ---------------               -----------------

          Total revenues                                        2,346,945       6,070,281                       8,417,226

COST OF SALES
   Cost of sales                                                1,602,778       4,484,819                       6,087,597
                                                        ----------------- ---------------               -----------------

          Gross margin                                            744,167       1,585,462                       2,329,629
                                                        ----------------- ---------------               -----------------

OPERATING EXPENSES
   Compensation                                                   304,713         942,188                       1,246,901
   Sales and marketing                                            114,584         124,340                         238,924
   General and administrative                                     594,719         209,592                         804,311
                                                                    9,074         271,262                         280,336
                                                        ----------------- ---------------               -----------------

          Total operating expenses                              1,023,090       1,547,382                       2,570,472
                                                        ----------------- ---------------               -----------------

Operating income (loss)                                          (278,923)         38,080                        (240,843)
                                                        ----------------- ---------------               -----------------

OTHER INCOME (EXPENSE)
   Interest income                                                    526           5,315                           5,841
   Interest expense                                                (6,040)              0                          (6,040)
   Other income                                                    18,000               0                          18,000
   Other expense                                                        0        (170,716)                       (170,716)
   Foreign currency transaction gain (loss)                             0         (33,203)                        (33,203)
   Gain on write-off of accounts payable                          288,836               0                         288,836
   Write-off of inventory                                               0        (181,527)                       (181,527)
   Recoup bad debts previously written off                              0          31,185                          31,185
   Gain (loss) on sale of fixed assets                                  0          22,266                          22,266
                                                        ----------------- ---------------               -----------------

          Total other income (expense)                            301,322        (326,680)                        (25,358)
                                                        ----------------- ---------------               -----------------

Net income before minority interest and income taxes               22,399        (288,600)                       (266,201)

   Minority interest in consolidated subsidiary income            173,055               0                         173,055
(loss)
   Income taxes                                                         0               0                               0
                                                        ----------------- ---------------               -----------------

Net income (loss)                                                 195,454        (288,600)                        (93,146)

Other comprehensive income (loss)
      Foreign currency translation gain (loss)                          0         144,656                         144,656
                                                        ----------------- ---------------               -----------------

Comprehensive income (loss)                             $         195,454 $      (143,944)              $          51,510
                                                        ================= ===============               =================



The accompanying notes are an integral part of the proforma financial statements


                                       Proforma-3

                          IPVoice Communications, Inc.
               Notes to Proforma Consolidated Financial Statements
                                   (Unaudited)


(1) Proforma Changes In July 2003, the Company agreed to a term sheet agreement to acquire 100% of InfoTel Technologies,

     Pte, Limited, a Singapore company, from the debt holders of Appiant Technologies, Inc. This acquisition was based on a $4,000,000 purchase price. The Appiant Debenture holders received 3,000 shares of Series C Convertible Preferred Stock of the Company valued at $3,000,000 and a promissory note for $1,000,000. Subsequently this was modified to $3,300,000 of preferred stock, (3,300 shares), and a $700,000 promissory note. There is a one year look- back holding that the Company's common stock underlying the conversion of the preferred stock must have a value of $3,000,000, (now $3,300,000), or the Company is required to either pay the holders the difference between $3,000,000 and the market price in cash, or sell Infotel and apply the proceeds to pay the difference. The preferred stock is convertible, 1/2 after one year and 100% after two years, at the lesser of the 20 day trailing average price per share of the common stock or $1 per share. This transaction was closed in October 2003.

(2)  Proforma Adjustments

     Consolidation:

     a) Eliminate investment in subsidiary, Infotel Technologies, (PTE), Ltd. retained earnings and common stock.







                                       Proforma-4

     (c) Exhibits


Exhibit No.    Description
----------------------------------------------------------------------

31.1     *     Certification  pursuant to Section 302 of the  Sarbanes-Oxley Act of 2002.

32.1     *     Certification  pursuant to Section 906 of the  Sarbanes-Oxley Act of 2002.

---------------------
*    Filed Herewith.


Item 7A. CONTROLS AND PROCEDURES.

     As required by Rule 13a-15 under the Exchange Act, within the 90 days prior to the filing date of this report, the Company carried out an evaluation of the effectiveness of the design and operation of the Company's disclosure controls and procedures. This evaluation was carried out under the supervision and with the participation of the Company's management, including the Company's President, Chief Executive and Chief Financial Officer. Based upon that evaluation, the Company's President, Chief Executive and Chief Financial Officer concluded that the Company's disclosure controls and procedures are effective. There have been no significant changes in the Company's internal controls or in other factors, which could significantly affect internal controls subsequent to the date the Company carried out its evaluation.

     Disclosure controls and procedures are controls and other procedures that are designed to ensure that information required to be disclosed in Company reports filed or submitted under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Securities and Exchange Commission's rules and forms. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed in Company reports filed under the Exchange Act is accumulated and communicated to management, including the Company's Chief Executive and Chief Financial Officer as appropriate, to allow timely decisions regarding required disclosure.

                                    SIGNATURE




     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                          IPVoice Communications, Inc.
                                  (Registrant)



/s/ Philip Verges
----------------------------
Philip Verges
Chief Executive Officer